1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 10, 2016 DLH Holdings Corp. (Exact name of registrant as specified in its charter) COMMISSION FILE NUMBER: 0-18492 New Jersey 22-1899798 (State or other jurisdiction of incorporation or organization) (I.R.S. Employer Identification No.) 3565 Piedmont Road, NE, Bldg. 3, Suite 700 Atlanta, GA 30305 (Address and zip code of principal executive offices) (866) 952-1647 (Registrant's telephone number, including area code) CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2 Item 7.01 Regulation FD Disclosure On August 2, 2016, DLH Holdings Corp. (“DLH”) announced its participation in the Canaccord Genuity 36th Annual Growth Conference in Boston, Massachusetts on August 10, 2016 at 12:30 p.m., eastern time. At the conference, DLH’s management intends to discuss the information described in the presentation materials attached to this Current Report as Exhibit 99.1. A copy of DLH’s presentation materials will also be available on DLH’s website under the “Presentations” tab on the investor relations page at http://www.dlhcorp.com/investor-relations.aspx. The slide presentation furnished as Exhibit 99.1 to this Current Report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation or in the press release are “forward-looking” rather than historical. The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Item 9.01 Financial Statements and Exhibits (d) The following exhibit is attached to this Current Report on Form 8-K: Exhibit Number Exhibit Title or Description 99.1 Presentation Materials of DLH Holdings Corp. to be discussed on August 10, 2016

3 SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized. DLH Holdings Corp. By: /s/ Kathryn M. JohnBull Name: Kathryn M. JohnBull Title: Chief Financial Officer Date: August 10, 2016

4 EXHIBIT INDEX Exhibit Number Exhibit Title or Description 99.1 Presentation Materials of DLH Holdings Corp. to be discussed on August 10, 2016